471 P-1 06/11

SUPPLEMENT DATED JUNE 1, 2011

 TO THE PROSPECTUS DATED AUGUST 1, 2010

OF

FRANKLIN MUTUAL RECOVERY FUND

The prospectus is amended as follows:

The following is added to the "Management - Management fees" section beginning on page 28:

Effective June 1, 2011 Franklin Mutual Advisers, LLC has agreed to waive or limit its management fees so that the management fees paid by the Fund do not exceed an annual rate of 0.50% of the Fund's average daily net assets until July 31, 2012.

Please keep this supplement for future reference.